GOODWILL PURCHASE AGREEMENT

          THIS GOODWILL PURCHASE AGREEMENT (the "Agreement") is made and entered
                                                 ----------
into this 15th day of August 2006, by and between AYIN HOLDING COMPANY INC., a Delaware corporation ("Purchaser") and Matthew B. Mitchell, a Louisiana resident ("Seller").

                                    RECITALS

          WHEREAS, Seller is the founder, President and sole shareholder of Mitchell Site Acq., Inc., a Louisiana corporation (the "Company") which is
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selling  its  wireless  communications  site  acquisition and project management business  (the  "Business")  to  Purchaser pursuant to a separate Stock Purchase
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Agreement  dated  June  20,  2006  (the  "Stock  Purchase Agreement"). Terms not
                                          -------------------------
otherwise defined herein shall have the meaning set forth in the Stock Purchase Agreement;

          WHEREAS, Seller has been principally responsible for development of all sales and marketing activities of the Company since its inception in August 13, 1998 and has never had an employment contract with the Company;

          WHEREAS, Seller has been involved in the Business for over eight years and has gained extensive experience in the Business during that time;

          WHEREAS, during this time and based on his personal efforts, ability, knowledge and reputation in the business, Seller has developed a substantial personal following which includes relationships with suppliers and customers of the Business listed on Exhibit "A" attached hereto (the "Customer List") and
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          WHEREAS,  Purchaser desires to purchase from Seller and Seller desires to sell to Purchaser the Customer List and Seller's relationship with the persons listed thereon (the "Goodwill").

          NOW, THEREFORE, for and in consideration of the premises and mutual covenants and agreements provided for herein, the parties hereto agree as follows:

     Section  1.  Purchase  and  Sale.  Subject  to  the  terms  and  conditions
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hereunder,  Seller  hereby  sells,  transfers,  assigns, conveys and delivers to
Purchaser, and Purchaser hereby purchases, accepts and receives from Seller the Customer List and the Goodwill.

     Section  2.  Purchase Price: Payments. The aggregate purchase price for the
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Customer List and the Goodwill to be paid by Purchaser shall be $13,500,000, and shall be paid to the Seller as follows: (i) an amount equal to $8,100,000 shall be paid to the Seller in immediately available finds; and (ii) a promissory note in the principal amount of $5,400,000, and bearing simple interest at a rate equal to nine percent (9%) per annum, in the form attached hereto as Exhibit A,
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shall  be  delivered  to  the  Seller.

     Section  3.  Non-Compete  Covenant.  In  order  to more fully secure to the
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Purchaser  the benefits of the Purchaser's purchase of the Customer List and the
Goodwill, Seller has separately entered into a Non-Compete Agreement with Company, of even date herewith.

     Section 4. Successors and Assigns. This Agreement shall be binding upon and
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inure  to  the  benefits  of the parties hereto and their respective successors, assigns, heirs and personal representatives; provided, however, that Seller may not assign any of his rights, title or interest in this Agreement.

     Section  5.  Amendment; Waiver. No change or modification of this Agreement
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shall  be valid or binding unless in writing and signed by the party intended to be bound. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom the waiver is sought to be enforced. A valid waiver of any provision of this Agreement shall be limited to the instance specified in such writing and, unless otherwise expressly stated, shall not be effective as a continuing waiver or repeal of such provision.

     Section  6.  Governing  Law.  The  validity,  performance, construction and
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effect  of  this  Agreement  shall  be
governed by the substantive laws of the State of Delaware, without regard to the provisions for choice of law thereunder. Any dispute arising hereunder shall be settled in accordance with the dispute resolution provisions set forth in the Stock Purchase Agreement.

     Section  7.  Entire  Agreement.  This  Agreement,  including  Exhibit  "A",
                  -----------------                                ------------
constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

     Section  8.  Enforcement.  If  any  legal  action  arises  relating to this
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Agreement,  the  prevailing  party  shall  be  entitled  to  recover  all costs, expenses,  and reasonable attorneys' fees incurred because of such legal action.


                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                        PURCHASER:

                                        AYIN HOLDING COMPANY INC.

                                        By:
                                           ---------------------------
                                           Name:
                                           Title:


                                        SELLER:


                                        ------------------------------
                                        Matthew B. Mitchell


                 (Signature page to Goodwill Purchase Agreement)

                                  EXHIBIT "A"
                                 Customer List


Cingular Wireless
Karen Manfre Roth
3900 M. Causeway Boulevard, Suite 1150
Metairie, LA 70002

Cingular Wireless
Shelley Dieter
7730 Market Center Avenue
El Paso, TX 79901

Cingular Wireless
Wayne Kent
3900 N. Causeway Boulevard, Suite 1150
Metairie, LA 70002

Cingular Wireless
Rod Francioni
3900 N. Causeway Boulevard, Suite 1150
Metairie, LA 70002

Complete Tower Sources, Inc.
715 Vatican Road
Carencro, LA 70520

Stewart Tide
700 Camp Street
New Orleans, LA 70130

Bechtel Corporation
Steve Martin
119 Veterinarian Road
Lafayette, LA 70507


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